Exhibit 99.1

Investor Present a tion July 2023 © Aeluma, Inc. All Rights Reserved. Sensing Reimagined TM

Forward Looking Statements © Aeluma, Inc. All Rights Reserved. This presentation contains summary information about Aeluma, Inc . (“Aeluma”) as of the date hereof . The information in this presentation is of general background and contains an overview and summary of certain data selected by the management of Aeluma . It does not purport to be complete . This presentation is not a prospectus, disclosure document or offering document under the law of any jurisdiction . It is for informational purposes only . This presentation is not investment or financial product advice (nor tax, accounting or legal advice) and is not intended to be used for the basis of making an investment decision . A recipient must make their own independent investigations, consideration and evaluation of Aeluma and the offer and Aeluma recommends that investors should obtain their own professional advice before making any investment decisions in the company . This investor presentation shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . No registered offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933 , as amended . This document has been prepared based on information available at the time of presentation . No representation or warranty, express or implied, is made as to the fairness, accuracy or completeness of the information, opinions and conclusions contained in this presentation or any omission from this presentation or of any other written or oral information or opinions provided now or in the future to any person . While reasonable care has been taken to ensure that facts stated in this presentation are accurate and/or that the opinions expressed are fair and reasonable, no reliance can be placed for any purpose whatsoever on the information contained in this document or its completeness . To the maximum extent permitted by law, neither Aeluma nor their respective officers, directors, employees, advisors and agents, nor any other person, accepts any liability as to or in relation to the accuracy or completeness of the information, statements, opinions or matters (express or implied) arising out of, contained in or derived from this presentation or any omission from this presentation or of any other written or oral information or opinions provided now or in the future to any person . Some of the statements appearing in this presentation are in the nature of forward looking statements . You should be aware that such statements are predictions based on assumptions, and are subject to inherent risks and uncertainties . Those risks and uncertainties include factors and risks specific to the industry in which Aeluma operates as well as general economic conditions, prevailing exchange rates and interest rates and conditions in the financial markets and other factors that are in some cases beyond Aeluma's control . As a result, any or all of the Aeluma’s forward - looking statements in this presentation may turn out to be inaccurate and actual results may be materially different than those expressed in such forward - looking statements . Except as required by law, we are under no duty to update or revise any of the forward - looking statements, whether as a result of new information, future events or otherwise, after the date of this presentation . These forward - looking statements speak only as of the date of this presentation, and we assume no obligation to update or revise these forward - looking statements for any reason . 2

Enabling the future of automation with high - performance sensors and communications Overview Aeluma is a leading - edge semiconductor company specializing in sensors and communications for a broad range of specialty and mass markets. Aeluma wins by combining high performance with scalable , cost - effective manufacturing. Corporate Headquarters : Goleta, California (Santa Barbara) Founded : 2019 Team : ~15 employees (including five PhDs) Highlights Broad and defendable intellectual property portfolio World - class technical team Highly experienced advisors and seed investors including Nobel Laureate Shuji Nakamura Went public through Form 10 Reverse Merger in June 2021 with $8M oversubscribed raise – Listed on OTCQB (“ALMU”) © Aeluma, Inc. All Rights Reserved. 3 At a Glance

Background on Automotive LiDAR

High-Performance Semiconductor Sensors for Autonomous Systems

Aeluma™

Automotive LiDAR



Reflected signal→
←Outgoing laser beam

Infrared Imaging



Behind the "Eye"

Representative commercial InGaAs-on-InP FPA for 3D imaging and **long-range LiDAR**



Issues preventing broad adoption

- **Cost**: Price for detector array is too high
- **Scale**: Existing suppliers unable to scale

Aeluma's technology seeks to address these challenges with cost-effective, scalable manufacturing based on physics breakthroughs and cutting-edge intellectual property.

High performance at low cost

© Aeluma, Inc. All Rights Reserved.

LiDAR: Light detection and ranging; InGaAs: Indium Gallium Arsenide; InP: Indium Phosphide; FPA: Focal plane array. Note: Outcomes cannot be guaranteed.
Sources of images: https://www.flir.com/support/products/swir-ingaas-fpa/; https://www.bhphotovideo.com; https://www.wardsauto.com/vehicles/lidar-house-battery-production-volvo-s-sights; https://ouster.com/blog/mhttps://www.foresightauto.com/thermal-cameras-solve-autonomous-trucks-dust-problem/ake-intersections-safer-trb/; https://www.deltaquad.com/vtol-drones/inspect/; www.digikey.com

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The Aeluma Approach to Sensor Manufacturing

High-Performance Technology with Low-Cost, Large-Diameter Substrate Manufacturing


Silicon substrate sizes
Leaping from InP to Silicon
Representative commercial InGaAs-on-InP sensor for 3D imaging and long-range LiDAR
12 inch
8 inch
Manufactured on InP substrates
InP substrate sizes
4 inch
3 inch

© Aeluma, Inc. All Rights Reserved.

InGaAs: Indium Gallium Arsenide; InP: Indium Phosphide; LiDAR: Light detection and ranging; FPA: Focal plane array
Source of image: https://www.flir.com/support/products/swir-ingaas-fpa/; Note: Outcomes cannot be guaranteed.

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Aeluma's Technology Breakthrough

Scalable, Cost-Effective Manufacturing Enabled by Cutting-Edge Intellectual Property

Conventional manufacturing of InGaAs photodetector arrays





Non-scalable, manual and low throughput

16X wafer area

→

Moving from 3-inch to 12-inch wafers

Aeluma high-performance InGaAs photodetector arrays with Silicon manufacturing







- ✓ Highly automated and ability to produce many arrays per wafer
- ✓ 10X lower manufacturing cost for mass market applications

© Aeluma, Inc. All Rights Reserved.

Note: Outcomes cannot be guaranteed.

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Wafer-Scale Integration and 3D Packaging

Silicon Manufacturing Environment Enables Advanced Integration and Packaging

Conventional chip-to-chip hybridization



Cross-sectional view

- Expensive packaging with low throughput
- Limited performance indium bumps
- Pixel sizes limited to ~5 μm (>10 μm typical)

Wafer-to-wafer 3D Integration



Silicon
Dielectric
Interconnect
Silicon
SPAD
SPAD
TSV-less connections
Bottom tier: All electronic circuits

- ✓ **Low cost and high throughput**
- ✓ **Higher performance with low capacitance copper interconnect**
- ✓ **Small pixels (<1 μm possible)**
- ✓ **3D stacking of multiple CMOS layers**

© Aeluma, Inc. All Rights Reserved.

Sources of images: A. Rogalski, Optical Engineering, 42(12), 2003; https://www.allaboutcircuits.com/news/moores-law-xperi-new-die-to-wafer-bonding-technology-ic-package/; E. Charbon, et al., ICECS, 2018; CMOS: complementary metal-oxide semiconductor

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Aiming to Service a Broad Market

Aeluma™

High-Performance Semiconductors for Sensing and Communications

Automotive LiDAR





- Consumer vehicles
- Robotaxis
- Trucking

Industrial and Logistics




- Robotics
- Delivery robots
- Factory automation
- Logistics
- Security

Defense & Aerospace




- Imaging and LiDAR
- Security
- Autonomous systems
- Atmospheric sensing
- Topography

Mobile and AR/VR





- Mobile phone, tablet
- Face ID
- LiDAR scanner
- Proximity sensors
- AR/VR glasses

Communications, Quantum and AI



AI

- Telecommunications
- Data centers
- Quantum computing
- 5G/6G
- AI communications

Aggregate of these Markets is $Trillions

© Aeluma, Inc. All Rights Reserved.

Market sizes based on internal studies and projections for 2030.

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Aiming to Service a Broad Market

Aeluma™

High-Performance Semiconductors for Sensing and Communications

Automotive LiDAR





- Consumer vehicles
- Robotaxis
- Trucking

2024 Market Projections[1]

113 million automotive vehicles

131 million tablets

1.73 billion mobile phones

2030 TAM for Automotive LiDAR[2,3,4]

$5B-$80B

- Robotics
- Delivery robots
- Factory automation
- Logistics
- Security

- Imaging and LiDAR
- Security
- Autonomous systems
- Atmospheric sensing
- Topography

Mobile and AR/VR





- Mobile phone, tablet
- Face ID
- LiDAR scanner
- Proximity sensors
- AR/VR glasses

Communications, Quantum and AI

AI

- Telecommunications
- Data centers
- Quantum computing
- 5G/6G
- AI communications

Aggregate of these Markets is $Trillions

© Aeluma, Inc. All Rights Reserved.

1. www.idc.com; 2. https://www.bloomberg.com/press-releases/2022-05-31/lidar-market-size-to-be-worth-4-71-billion-by-2030-grand-view-research-inc; 3. AEye Presentation, LD Micro Invitational 2022; 4. Velodyne estimate; Note: Past results are not indicative of future results; outcomes cannot be guaranteed.

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Aeluma's Initial Focus on Automotive LiDAR

Aeluma™

- LiDAR is essential for Autonomous Driving (AD) and Advanced Driver Assistance Systems (ADAS).[1]
- Mid- and long-range LiDAR sensors require InGaAs-based receivers[2], however, InGaAs manufacturing is expensive and low volume therefore preventing scaling and broad adoption.[3]


1550nm
InGaAs detectors
1064nm
InGaAs detectors
940nm
Silicon detectors
Cost
Increasing range and performance

© Aeluma, Inc. All Rights Reserved.

Note: Past results are not indicative of future results. Outcomes cannot be guaranteed. Range and cost estimates not based on actual data. Sources of images: blog.laserto.com; novuslight.com; techcrunch.com; i-microwaves.com

1. https://www.iihs.org/news/detail/pedestrian-crash-avoidance-systems-cut-crashes--but-not-in-the-dark
2. C. Rablau, "LIDAR – A new (self-driving) vehicle for introducing optics to..." ETOP 2019, paper 11143_138.
3. https://www.mdpi.com/2076-3417/9/19/4093

10

© Aeluma, Inc. All Rights Reserved. Si: Silicon Aeluma’s Goal: To Provide Increased Visibility and Longer Range Cost Effectively Manufacturing high - performance InGaAs photodetector arrays at Silicon cost levels Aeluma’s disruptive InGaAs - on - Si is scalable and cost - effective without sacrificing performance. 11 Note: Past results are not indicative of future results. Outcomes cannot be guaranteed. Range and cost estimates not based on actual data. Sources of images: blog.laserto.com; novuslight.com; techcrunch.com; i - microwaves.com

© Aeluma, Inc. All Rights Reserved. 12 Emerging Market: Automotive OEM LiDAR Demand is Increasing Volvo Will Install Lidar on All New Vehicles Recently it was announced that Volvo will install LiDAR systems onto all new vehicles to help identify potential dangers at extreme distances. Source and Image: LiDAR News, October 12, 2022 https://blog.lidarnews.com/volvo - will - install - lidar - on - all - new - vehicles/ Note: Past results are not indicative of future results. Outcomes cannot be guaranteed.

Emerging Market: Automotive OEM LiDAR Demand is Increasing © Aeluma, Inc. All Rights Reserved. Source: https:// www.theverge.com 13 Note: Past results are not indicative of future results. Outcomes cannot be guaranteed.

Emerging Market: Automotive OEM LiDAR Demand is Increasing © Aeluma, Inc. All Rights Reserved. 14 Image Credit: MIRISE (DENSO / Toyota) Toyota’s LS 500h and Mirai models with short and long - range LiDAR Image Credit: Toyota https:// www.motor1.com/news/499716/lexus - toyota - advanced - drive - system/ Note: Past results are not indicative of future results. Outcomes cannot be guaranteed.

© Aeluma, Inc. All Rights Reserved. Nissan Motor Corporation : “Nissan aims to expand ProPILOT technology to over 2 . 5 million Nissan and INFINITI vehicles by fiscal year 2026 . The company will also further develop its autonomous vehicle technologies, aiming to incorporate next generation LIDAR systems on virtually every new model by fiscal year 2030 .” https://usa.nissannews.com/en - US/releases/nissan - unveils - ambition - 2030 - vision - to - empower - mobility - and - beyond 15 Emerging Market: Automotive OEM LiDAR Demand is Increasing Note: Past results are not indicative of future results. Outcomes cannot be guaranteed.

Emerging Market: Automotive OEM LiDAR Demand is Increasing © Aeluma, Inc. All Rights Reserved. Israeli lidar startup Innoviz struck a deal reported to be worth $ 4 billion with Volkswagen to supply advanced ADAS (advanced driver - assistance system) features for its next generation of automated vehicles . The deal will run for eight years starting “mid - decade”, when the first Innoviz - equipped Volkswagen group vehicles are expected to ship. Innoviz expects to supply units for between 5 million and 8 million Volkswagen Group vehicles in total . Source: TESLARATI Aug 3, 2022 Source: NoCamels Aug 3, 2022 16 Note: Past results are not indicative of future results. Outcomes cannot be guaranteed.

Emerging Market: Automotive OEM LiDAR Demand is Increasing © Aeluma, Inc. All Rights Reserved. Source: https://electrek.co 17 Note: Past results are not indicative of future results. Outcomes cannot be guaranteed.

Manufacturing for a Mass Market Aeluma’s Large - Diameter Manufacturing Economies of Scale Cars will have Radar, LiDAR, and Camera sensors © Aeluma, Inc. All Rights Reserved. 18 Note: Outcomes cannot be guaranteed. Values are provided for qualitative illustration purposes only. 1 www.idc.com. Source of car/sensors figure: https:// www.eetimes.com/why - sensor - technology - is - the - key - to - autonomous - vehicles/ • Market: 113 million automotive vehicles in 2024 1 • Each vehicle may have 1 - 5 LiDAR sensors • Note: Some LiDARs require more than 1 FPA Number of wafers required 3 - inch: 106,383 wafers 4 - inch: 53,192 3 - inch: 47 chips per wafer 4 - inch: 94 chips per wafer Example case: Manufacturing 5,000,000 FPA units Number of wafers required 8 - inch: 10,706 wafers 12 - inch: 4,425 8 - inch: 467 chips per wafer 12 - inch: 1,130 chips per wafer Aeluma’s manufacturing approach can enable the scaling and cost reduction required for mass market applications.

Aeluma Outperforms the Competition

Technology Comparison

Cost-Performance Tradeoff


Cost
940nm
Silicon detectors
1064nm
InGaAs detectors
1550nm
InGaAs detectors
1064nm
Aeluma InGaAs-on-Si detectors
1550nm
Aeluma InGaAs-on-Si detectors
Increasing range and performance

	Incumbent technologies		Technologies under consideration for scaling and cost reduction		
	12 inch Silicon	3 inch InP	12 inch Silicon	12 inch Silicon	12 inch Silicon Aeluma™
Technology:	Silicon SPAD	InGaAs-on-InP	Ge-on-Si	Thin film	**InGaAs-on-Si**
Status:	Incumbent for **short-range**	Incumbent for **long-range**	Considered for **long-range**	Considered for **long-range**	Considered for **long-range**
Performance:	Good	Very good	Okay	Okay	**Very good**
Multiplication (ex. APD, SPAD):	Yes	Yes	Maybe	No	**Yes**
Wafer-scale integration:	Yes	No	Yes	Yes	**Yes**

Aeluma's is the only known technology that combines proven, high-performance InGaAs with scalable, cost-effective Silicon manufacturing, thereby overcoming the cost-performance tradeoff.

© Aeluma, Inc. All Rights Reserved.

Note: Outcomes cannot be guaranteed. Metrics not based on actual data and are provided for qualitative illustration purposes only. Typical InP substrate sizes are 3- or 4-inch. Typical Si substrate sizes are 8- or 12-inch. APD: Avalanche photodiode. SPAD: Single-photon avalanche diode.

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● Located in Goleta, California High - Tech Corridor ● In the heart of the Infrared Capital of the World ● 9,000 sq. ft. space with cleanroom facility ● Close to University of California Santa Barbara © Aeluma, Inc. All Rights Reserved. Aeluma’s Headquarters Ideal Location for Development and Commercialization 20

© Aeluma, Inc. All Rights Reserved. Aeluma’s Cost - Effective Scalable Manufacturing Unique 12 - inch Wafer Capability and Strong Intellectual Property ● Commercial 12 - inch state - of - the - art deposition tool ● Set up for cassette loading production ● One of only a few such tools worldwide ● Extensive patent protection and trade secrets 21

© Aeluma, Inc. All Rights Reserved. Silicon Photonics and Laser Integration Aeluma’s Technology Can Enable Process Integration 12 - inch Silicon Photonics Wafer with Aeluma Materials Outcomes cannot be guaranteed. Source of market data: https://optics.org/news/11/5/12 Sources of images: https://venturebeat.com ; https://spie.org/news/photonics - focus Summary of Applications and Market Data 22 Data Centers AI and Photonic Computing Silicon Photonics Applications High - Performance Computing and Aeluma, Inc. Enters into Agreement with RFSUNY to Support AIM Photonics

© Aeluma, Inc. All Rights Reserved. Aeluma Intellectual Property Strategy Key Aspects and Status ● Trade Secrets ○ Secret information that provides a competitive advantage ○ Reasonable precautions taken to preserve secrecy ○ Examples: confidential business information, process recipes, chip designs, layer structures, employees and skill levels ● Patents (>20 issued and pending patents) ○ Aim to cover nearly all aspects of technology including systems, applications, architectures, circuits, materials, packaging and assembly, process, device manufacturing, testing, structures ● Trademarks (“Aeluma TM ” and “Sensing reimagined TM ”) ● Agreements including Non - Disclosure Agreements Note: Outcomes cannot be guaranteed. Source of image: https://blog.ipleaders.in 23

Aeluma Milestones and Traction

Aeluma™

Selection of Press Releases and Updates

- Jul 6, 2023: Aeluma Names Former ams-OSRAM Senior Staff Scientist, Matthew Dummer, Ph.D., as Director of Technology
- May 11, 2023: Aeluma, Inc. Closes $6 Million Oversubscribed Common Stock Only Private Placement
- Apr 24, 2023: Aeluma CEO to Appear on Bloomberg Businessweek on April 24, 2023 at 5:20 pm ET
- Mar 28, 2023: Aeluma CEO to Participate in Fireside Chat with Benchmark Company Semiconductor Analyst David Williams
- Mar 10, 2023: Aeluma Commences Sampling of Its Large-Diameter Wafer Photodetectors to a First Tier-1 Automotive Supplier Customer
- Mar 2, 2023: Aeluma Achieves Photodetector Performance Milestone with its Large-Diameter Wafer Manufacturing Platform
- Dec 2, 2022: Aeluma, Inc. Enters into Agreement with RFSUNY to Support AIM Photonics
- Nov 30, 2022: Aeluma, Inc. Delivers Sensor Engineering Samples to Tier-1 Automotive Supplier for Evaluation
- Oct 11, 2022: Aeluma, Inc. Achieves Device Fabrication Process Technology Milestone
- Oct 4, 2022: Aeluma, Inc. Joins the Lidar Coalition
- Sep 16, 2022: Aeluma, Inc. Achieves Materials Technology Milestone
- Aug 26, 2022: Aeluma, Inc. Common Stock Listed on the OTCQB Venture Market
- Aug 1, 2022: Aeluma, Inc. CEO Appears on NBC NOW Tonight
- Jul 7, 2021: Aeluma, Inc. Raises $8 Million and Completes Reverse Merger






LIDAR COALITION

OTCQB THE VENTURE MARKET





Aeluma has beat all of its milestones and more...

© Aeluma, Inc. All Rights Reserved.

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Our Leadership Team Vision, Entrepreneurship and Expertise Jonathan Klamkin, PhD Founder, CEO & Director Matthew Dummer Director of Technology Steven DenBaars, PhD Advisor, Seed Investor & Director Shuji Nakamura, PhD Seed Investor Jeffrey Shealy, PhD, MBA Advisor & Seed Investor Richard Ogawa, JD Advisor & Seed Investor © Aeluma, Inc. All Rights Reserved. John Paglia, PhD Director Palvi Mehta Director 25

© Aeluma, Inc. All Rights Reserved. Aeluma Plans and Next Steps Building on our Momentum ● Deliver on customer orders and contracts ● Government funding opportunities with industrial partners ● CHIPS Act opportunities ● Further establish production - scale foundry process and pursue strategic relationships ● Further business development opportunities ○ Continue to focus on automotive LiDAR ○ Broaden scope to include mobile, AR/VR, AI, industrial LiDAR, robotics, defense & aerospace, communications ● More inventions and patent protection ● Next generation products Ready Aeluma for Mass - Market Scale Note: Outcomes cannot be guaranteed. 26

© Aeluma, Inc. All Rights Reserved. i n f o@ ael uma .c om www .ael uma .c om Sensing Reimagined TM